UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2021

Boot Barn Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36711	90-0776290
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15345 Barranca Parkway, Irvine, California	92618
(Address of principal executive offices)	(Zip Code)

(949) 453-4400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	BOOT	The New York Stock Exchange

EXPLANATORY NOTE

This Amendment on Form 8-K/A (the “Amendment”) is being filed by Boot Barn Holdings, Inc. (the “Company”) to amend the Company’s Current Reports on Form 8-K, filed with the Securities and Exchange Commission on February 26, 2021 and April 16, 2021, respectively (together, the “Original Reports”). The Original Reports are being amended to include updated disclosure regarding committee appointments approved by the Company’s Board of Directors (the “Board”) following the appointment of Mr. Gene Eddie Burt and Mr. Chris Bruzzo to the Board on February 22, 2021 and April 13, 2021, respectively.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

As previously reported in a Current Report on Form 8-K filed on February 26, 2021, the Board appointed Mr. Burt to serve on the Board, effective February 22, 2021. At the time of his appointment, Mr. Burt had not been appointed to any Board committee. This Amendment to Form 8-K is being filed to disclose that on April 21, 2021, the Board appointed Mr. Burt to its Audit Committee, effective immediately. The Board also determined that Mr. Burt is financially literate within the meaning of the New York Stock Exchange listing standards.

As previously reported in a Current Report on Form 8-K filed on April 16, 2021, the Board appointed Mr. Bruzzo to serve on the Board, effective April 13, 2021. At the time of his appointment, Mr. Bruzzo had not been appointed to any Board committee. This Amendment to Form 8-K is being filed to disclose that on April 21, 2021, the Board appointed Mr. Bruzzo to its Compensation Committee, effective immediately.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOOT BARN HOLDINGS, INC.

By:	/s/ Gregory V. Hackman
Name:	Gregory V. Hackman
Title:	Executive Vice President, Chief Operating Officer and Chief Financial Officer

Dated: April 23, 2021